HC2 HOLDINGS, INC. First Quarter 2019 Conference Call © HC2 Holdings, Inc. 2019

Safe Harbor Disclaimers Special Note Regarding Forward-Looking Statements Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: This presentation contains, and certain oral statements made by our representatives from time to time may contain, forward-looking statements. Generally, forward-looking statements include information describing actions, events, results, strategies and expectations and are generally identifiable by use of the words “believes,” “expects,” “guidance,” “intends,” “anticipates,” “plans,” “seeks,” “estimates,” “projects,” “may,” “will,” “could,” “might,” or “continues” or similar expressions. The forward-looking statements in this presentation include, without limitation, our 2019 guidance for the Construction segment and statements regarding our expectations regarding building shareholder value and future cash flow and invested assets. Such statements are based on the beliefs and assumptions of HC2's management and the management of HC2's subsidiaries and portfolio companies. HC2 believes these judgments are reasonable, but you should understand that these statements are not guarantees of performance or results, and the Company’s actual results could differ materially from those expressed or implied in the forward-looking statements due to a variety of important factors, both positive and negative, that may be revised or supplemented in subsequent statements and reports filed with the Securities and Exchange Commission (“SEC”), including in our reports on Forms 10-K, 10-Q, and 8-K. Such important factors include, without limitation, issues related to the restatement of our financial statements; the fact that we have historically identified material weaknesses in our internal control over financial reporting, and any inability to remediate future material weaknesses; capital market conditions, including the ability of HC2 and HC2’s subsidiaries to raise capital; the ability of HC2's subsidiaries and portfolio companies to generate sufficient net income and cash flows to make upstream cash distributions; volatility in the trading price of HC2 common stock; the ability of HC2 and its subsidiaries and portfolio companies to identify any suitable future acquisition or disposition opportunities; our ability to realize efficiencies, cost savings, income and margin improvements, growth, economies of scale and other anticipated benefits of strategic transactions; difficulties related to the integration of financial reporting of acquired or target businesses; difficulties completing pending and future acquisitions and dispositions; effects of litigation, indemnification claims, and other contingent liabilities; changes in regulations and tax laws; and risks that may affect the performance of the operating subsidiaries and portfolio companies of HC2. Although HC2 believes its expectations and assumptions regarding its future operating performance are reasonable, there can be no assurance that the expectations reflected herein will be achieved. These risks and other important factors discussed under the caption “Risk Factors” in our most recent Annual Report on Form 10-K filed with the SEC, and our other reports filed with the SEC could cause actual results to differ materially from those indicated by the forward-looking statements made in this presentation. You should not place undue reliance on forward-looking statements. All forward-looking statements attributable to HC2 or persons acting on its behalf are expressly qualified in their entirety by the foregoing cautionary statements. HC2 has no obligation to update any of the guidance provided to conform to actual results or changes in HC2's expectations. All statements speak only as of the date made, and unless legally required, HC2 undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise. © 2 0 1 9 H C 2 H O L D I N G S , I NC. 1

Safe Harbor Disclaimers Non-GAAP Financial Measures In this release, HC2 refers to certain financial measures that are not presented in accordance with U.S. generally accepted accounting principles (“GAAP”), including Adjusted EBITDA (excluding the Insurance segment) and Adjusted Operating Income (“Insurance AOI”) and Pre-tax Adjusted Operating Income ("Pre-tax Insurance AOI") for our Insurance segment. Adjusted EBITDA Management believes that Adjusted EBITDA measures provide investors with meaningful information for gaining an understanding of the Company’s results as it is frequently used by the financial community to provide insight into an organization’s operating trends and facilitates comparisons between peer companies, because interest, taxes, depreciation, amortization and the other items for which adjustments are made as noted in the definition of Adjusted EBITDA below can differ greatly between organizations as a result of differing capital structures and tax strategies. In addition, management uses Adjusted EBITDA measures in evaluating certain of the Company’s segments' performance because they eliminate the effects of considerable amounts of non-cash depreciation and amortization and items not within the control of the Company’s operations managers. While management believes that these non-GAAP measurements are useful as supplemental information, such adjusted results are not intended to replace our GAAP financial results and should be read together with HC2’s results reported under GAAP. Management defines Adjusted EBITDA as net income (loss) as adjusted for depreciation and amortization; amortization of equity method fair value adjustments at acquisition; Other operating (income) expense, which is inclusive of (gain) loss on sale or disposal of assets, lease termination costs, asset impairment expense, and FCC reimbursements; interest expense; net gain (loss) on contingent consideration; loss on early extinguishment or restructuring of debt; gain (loss) on sale of subsidiaries; other (income) expense, net; foreign currency transaction (gain) loss included in cost of revenue; income tax (benefit) expense; (gain) loss from discontinued operations; noncontrolling interest; bonus to be settled in equity; share-based compensation expense; non-recurring items; and acquisition and disposition costs. A reconciliation of Adjusted EBITDA to Net Income (Loss) is included in the financial tables at the end of this release. Management recognizes that using Adjusted EBITDA as a performance measure has inherent limitations as an analytical tool as compared to net income (loss) or other GAAP financial measures, as these non-GAAP measures exclude certain items, including items that are recurring in nature, which may be meaningful to investors. As a result of the exclusions, Adjusted EBITDA should not be considered in isolation and do not purport to be alternatives to net income (loss) or other GAAP financial measures or a measure of our operating performance. Adjusted Operating Income Adjusted Operating Income (“Insurance AOI”) and Pre-tax Adjusted Operating Income (“Pre-tax Insurance AOI”) for the Insurance segment are non-U.S. GAAP financial measures frequently used throughout the insurance industry and are economic measures the Insurance segment uses to evaluate its financial performance. Management believes that Insurance AOI and Pre-tax Insurance AOI measures provide investors with meaningful information for gaining an understanding of certain results and provide insight into an organization’s operating trends and facilitates comparisons between peer companies. However, Insurance AOI and Pre-tax Insurance AOI have certain limitations, and we may not calculate it the same as other companies in our industry. It should, therefore, be read together with the Company's results calculated in accordance with U.S. GAAP. Management recognizes that using Insurance AOI and Pre-tax Insurance AOI as performance measures have inherent limitations as an analytical tool as compared to income (loss) from operations or other U.S. GAAP financial measures, as these non-U.S. GAAP measures excludes certain items, including items that are recurring in nature, which may be meaningful to investors. As a result of the exclusions, Insurance AOI and Pre-tax Insurance AOI should not be considered in isolation and do not purport to be an alternative to income (loss) from operations or other U.S. GAAP financial measures as a measure of our operating performance. Management defines Insurance AOI as Net income (loss) for the Insurance segment adjusted to exclude the impact of net investment gains (losses), including other- than-temporary impairment ("OTTI") losses recognized in operations; asset impairment; intercompany elimination; bargain purchase gains; reinsurance gains; and acquisition costs. Management defines Pre-tax Insurance AOI as Insurance AOI adjusted to exclude the impact of income tax (benefit) expense recognized during the current period. Management believes that Insurance AOI and Pre-tax Insurance AOI provide meaningful financial metrics that help investors understand certain results and profitability. While these adjustments are an integral part of the overall performance of the Insurance segment, market conditions impacting these items can overshadow the underlying performance of the business. Accordingly, we believe using a measure which excludes their impact is effective in analyzing the trends of our operations. © 2 0 1 9 H C 2 H O L D I N G S , I NC. 2

First Quarter 2019 Key Highlights  8% Y/Y revenue growth to $491.4 million  Core Operating Subsidiaries Adjusted EBITDA Y/Y growth of 52%  24% Adjusted EBITDA growth year-over-year to $12.4 million  Reaffirm 2019 Adjusted EBITDA guidance of $75-80 million  Pre-tax Adjusted Operating Income of $28.7 million  $4.3 billion cash & invested assets, $5.4 billion total GAAP assets  Continuing to expand operations through strategic acquisitions  186 operational stations* as of early May 2019  Continue to seek strategic alternatives, including possible sale  Proceeds from any sale to de-lever HC2 * Metrics include pending transactions as of May 1, 2019 © 2 0 1 9 H C 2 H O L D I N G S , I NC. 3

Hybrid, Diversified Long-Term Strategy Strong Cash Flow Driving Growth and Generation Unlocking Value © 2 0 1 9 H C 2 H O L D I N G S , I NC. 4

HC2 Broadcasting Our Broadcast Strategy Take advantage of the prime opportunity to capitalize on the dynamically changing media landscape Create an alternative distribution platform to bring valuable content to over-the-air (OTA) viewers © 2 0 1 9 H C 2 H O L D I N G S , I NC. 5

HC2 Broadcasting
Growing Demand, Limited Licenses Available

More U.S. OTA Households


(in millions)
U.S. OTA Households*
20
15
10
5
0
2014
2016
2018
Households

Limited TV Spectrum Available

- After the most recent auction of Broadcast spectrum, available broadcast channels in a single DMA were reduced from 49 to 35 licenses.
- Each license = 6 mHz of spectrum
- In the digital world, that equates to 5-6 channels per license, which provides ability **to create 5-6 potential revenue streams per license.**
- Our platform could potentially have 2,000 channels available for content once we are fully built out.

More OTA Households, Limited Licenses = More Valuable Stations

* *Nielsen Television Market Universe Estimates*

© 2019 HC2 Holdings, Inc.

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HC2 Broadcasting
Multiple Paths to Growth

Three-Prong Strategy for Revenue & Adjusted EBITDA Expansion

1. Lease capacity to third-party content providers, collect an ongoing fee
   - Believe platform can attract major content providers once it covers 75% of US population
   - OTA lease rates are on an upward trend from past levels
2. Azteca America – a leading Spanish-language network
   - Generate ongoing advertising revenue
3. Potential revenue-sharing agreements with major content providers

Cost structure of the built-out platform will be mostly fixed

NOT a content producer – strictly distribution

© 2019 HC2 Holdings, Inc.

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HC2 Broadcasting
Platform Overview & Near-Term Priorities

Significant Opportunities

- 2019 priorities:
  - Complete financing at Broadcasting segment level
  - Add broadcast assets where necessary
  - Upgrade technology / infrastructure
  - Continue to build out distribution platform
- Once the platform is built, will be positioned for margin expansion and rapidly growing free cash flow

Our OTA Platform*

- Operational Stations: 186
  - Full-Power Stations: 15
  - Class A Stations: 61
  - LPTV Stations: 110
- Silent Licenses & Construction Permits: >350
- U.S. Markets: >130, including 9 of the top 10 DMAs
- Covering approximately 60% of U.S. Population

** Metrics include pending transactions as of May 1, 2019*

© 2019 HC2 Holdings, Inc.

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2019 Corporate Liquidity & Key Priorities

HC2 Corporate Overview

- Collateral Coverage Ratio[1] exceeded 2.00x
- $46.6 million in Consolidated Cash (excluding Insurance segment)

Liquidity Levers

- Ability to upstream dividends from Construction and Telecom segments
- Collect investment management fees from Insurance segment
- Recently entered into $15 million revolving credit facility
- $9 million escrow payment from BeneVir transaction in September 2019

Key Priorities

- Ongoing strategic alternative process of Global Marine
- Reduce HC2 Corporate debt
- Continue to focus on the expansion of OTA broadcast television strategy
- Generate increased cash flows at Core Operating Subsidiaries

2019 Guidance for Construction

- **DBM Global**: Reaffirm expectations of $75 million to $80 million of Adjusted EBITDA

HC2 does not guarantee future results of any kind. Guidance is subject to risks and uncertainties, including, without limitation, those factors outlined in the "Forward Looking Statements" of this presentation and the "Risk Factors" section of the company's annual and quarterly reports filed with the Securities and Exchange Commission (SEC).

(1) As defined in HC2's 11.5% Senior Secured Notes indenture

All data as of March 31, 2019 unless otherwise noted

© 2019 HC2 Holdings, Inc.

9

Segment Financial Summary ($m) Q1 2019 Q1 2018 Core Operating Subsidiaries Construction $12.4 $10.0 Marine Services 0.1 (2.4) Energy 1.0 0.7 Telecom 0.8 1.1 Total Core Operating $14.3 $9.4 Adjusted Early Stage and Other Holdings EBITDA Life Sciences ($2.9) ($4.3) Broadcasting (2.5) (5.1) Other - (0.2) Total Early Stage and Other ($5.4) ($9.6) Non-Operating Corporate ($6.1) ($6.7) Total HC2 (excluding Insurance) $2.8 ($6.9) Pre-tax Core Financial Services Insurance AOI* Insurance $28.7 $2.2 *1Q19 includes results from the long-term care insurance business recently acquired from Humana, Inc. (NYSE: HUM) All data as of March 31, 2019 unless otherwise noted Note: Reconciliations of Adjusted EBITDA and Pre-tax Insurance AOI to © 2 0 1 9 H C 2 H O L D I N G S , I NC. 10 U.S. GAAP Net Income in appendix.

Appendix:

HC2's Diversified Portfolio

Core Operating Subsidiaries

Construction: DBM Global (SCHUFF)
- 1Q19 Revenue: $192.1m
- 1Q19 Adj. EBITDA: $12.4m
- 2018 Revenue: $716.4m
- 2018 Adj. EBITDA: $60.9m
- Backlog $559m; ~$678m with contracts awarded, but not yet signed.
- Solid long-term pipeline
- Recent acquisition of Graywolf Industrial

Marine Services: GMSL
- 1Q19 Revenue: $42.4m
- 1Q19 Adj. EBITDA: $0.1m
- 2018 Revenue: $194.3m
- 2018 Adj. EBITDA: $32.7m
- GMSL Backlog $455m
- Solid long term telecom and offshore power maintenance & install opportunities
- Evaluating strategic alternatives including a potential sale

Energy: ANG
- 1Q19 Revenue: $5.1m
- 1Q19 Adj. EBITDA: $1.0m
- 2018 Revenue: $20.7m
- 2018 Adj. EBITDA: $5.5m
- Delivered ~11.8m Gasoline Gallon Equivalents (GGEs) in 2018 vs. ~11.1m GGEs in 2017
- ~42 stations currently owned or operated or under development vs. two stations at time of HC2's initial investment in 3Q14

Telecommunications: PTGi ICS
- 1Q19 Revenue: $155.5m
- 1Q19 Adj. EBITDA: $0.8m
- 2018 Revenue: $793.6m
- 2018 Adj. EBITDA: $5.3m
- Continued focus on higher margin wholesale traffic mix and improved operating efficiencies

Core Financial Services Subsidiaries

Insurance: CIG
- ~$274m of statutory surplus
- ~$310m total adjusted capital
- $5.4b total GAAP assets
- $4.3b cash & invested assets
- Platform for growth through additional M&A including recent acquisition of Humana's long-term care portfolio

Early Stage and Other Holdings

Life Sciences: PANSEND
- **BeneVir:** Oncolytic viral immunotherapy for treatment of solid cancer tumors; Sold to Janssen Biotech (Johnson & Johnson) in 2Q18
- **MediBeacon:** Unique non-invasive real-time monitoring of kidney function; MediBeacon recently granted Breakthrough Device designation from the FDA; MediBeacon's device is intended to measure GFR in patients with impaired or normal kidney function
- **R2 Dermatology:** Medical device to lighten and even skin tone based on Mass. General Hospital technology, including two FDA approvals
- **Genovel:** Novel, Patented, "Mini Knee" and "Anatomical Knee" replacements
- **Triple Ring Technologies:** R&D engineering company specializing in medical devices, homeland security, imaging, sensors, optics, fluidics, robotics & mobile healthcare

Broadcasting:
- **HC2 Broadcasting Holdings**
  Our Vision: Capitalize on the opportunities to bring valuable content to more viewers over-the-air and position the company for a changing media landscape

All data as of March 31, 2019 unless otherwise noted; Humana acquisition closed on August 8, 2018; GrayWolf Industrial acquired November 30, 2018

© 2019 HC2 Holdings, Inc.

12

Consolidated Financial Summary ($m) Q1 2019 Q1 2018 Total Net Revenue $491.4 $453.7 Total Operating Expenses 469.8 467.5 Income (Loss) From Operations 21.6 (13.8) Interest Expense (22.3) (19.3) Statement of Operations Income (Loss) From Equity (4.9) (5.2) Investees (Selected Financial Data) Net loss from Continuing (2.3) (37.2) Operations Before Taxes Net loss attributable to common and participating preferred ($1.6) ($35.7) stockholders Core Operating Adjusted EBITDA $14.3 $9.4 Total Adjusted EBITDA Non-GAAP Measures $2.8 ($6.9) (excl. Insurance segment) Pre-tax Insurance AOI* $28.7 $2.2 *1Q19 includes results from the long-term care insurance business acquired from Humana, Inc. (NYSE: HUM) All data as of March 31, 2019 unless otherwise noted Note: Reconciliations of Adjusted EBITDA and Pre-tax Insurance AOI to © 2 0 1 9 H C 2 H O L D I N G S , I NC. 13 U.S. GAAP Net Income in appendix.

DBM Global Inc. – Consistent & Growing Cash Flow

First Quarter 2019 Highlights

- 1Q19 Net Income $2.1m vs. $3.5m in 1Q18
- Adjusted EBITDA rose 24% 1Q19 vs. 1Q18
- Includes full quarter of operations from GrayWolf
  - Diversify into servicing, maintenance, repair
  - Greater recurring revenue
- Approximately $559 million reported backlog; $678 million adjusted backlog taking into consideration awarded, but not yet signed contracts
- Reaffirm FY19 Adjusted EBITDA guidance of $75-80 million

2019 and Longer Term Initiatives

- Fully integrate GrayWolf into DBM Global
- Build relationships and find additional cross-selling opportunities
- Remain on schedule with Western U.S. projects and retain strong pipeline and robust backlog
- Disciplined job selection – strong execution and profitability
- Focus on winning more small to mid-size projects
  - Enhance margins through improved capacity utilization and faster turn-around time


Loma Linda Hospital


Rising Revenue, Improving Adj. EBITDA
$502.6
$579.0
$716.4
$59.9
11.9%
$51.6
8.9%
$60.9
8.5%
2016A
2017A
2018A
Adjusted EBITDA
Revenue


LA Rams / Chargers Stadium

All data as of March 31, 2019 unless otherwise noted

© 2019 HC2 Holdings, Inc.

14

Continental Insurance Group – Building A Portfolio

Continental Insurance Group Overview

- Platform for run-off Long Term Care ("LTC") books of business
- Completed acquisition of Humana's ~$2.4 billion LTC Insurance block in August 2018
  - Significantly grew the platform and leverages Continental's insurance operations in Austin, Texas
  - Opportunity to meaningfully increase investment portfolio yield
  - Validates and endorses HC2's insurance platform and strategy
- HC2 receives recurring investment management fee

CONTINENTAL LTC INC.

Key Metrics (as of March 31, 2019)

Statutory Surplus	~$274 million
Total Adjusted Capital	~$310 million
Total GAAP Assets	~$5.4 billion
Cash and Invested Assets	~$4.3 billion

"Ring Fenced" Liabilities – No Parent Guarantees

© 2019 HC2 Holdings, Inc.
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Pansend – Unlocking Value Through Innovation

Small to Medium Investments – Significant Potential for Value Creation

BeneVir

- Sold to Janssen Biotech, Inc. (Johnson & Johnson) in 2Q18
- $8m total investment, $73m cash received by HC2
- $9 million escrow payment expected to be paid in 2019
- Additional approximate $140 million of cash payments to HC2 if FDA, EU, Japan approvals received
- Long-term, there are approximately $370 million in potential cash payments to HC2 if certain sales milestones are achieved

MediBeacon

- 50% equity ownership
- Unique technology and device for monitoring of real-time kidney function
- Received Breakthrough Device designation from FDA to MediBeacon for the company's Transdermal GFR Measurement System ("TFGR")
- $24.9m total investment
- Well positioned to extract significant value from monetization event

R2 dermatology

- 74% equity ownership
- Developed skin lightening and evening product using "cold technology"
- Received FDA approvals in 2016 and 2017
- $20 billion global market
- $27.4m total investment
- Positioning for commercialization, seeking proper strategic partner

Note: Equity ownership percentages do not reflect fully diluted amounts.

© 2019 HC2 Holdings, Inc.

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Additional Segment Profiles

Marine Services: Global Marine Group

First Quarter Update

- 1Q19 Net (Loss) of ($6.4)m vs. ($6.3)m in 1Q18
- 1Q19 Adjusted EBITDA: $0.1m vs. Adjusted EBITDA loss of ($2.4)m in 1Q18
- Global Marine backlog of $455m as of March 31, 2019
- Huawei Marine Network implemented a long-term annual dividend policy after several years of meaningful shareholder value creation:
  - Global Marine received ~US$15m of dividends 2018; will receive an additional special dividend of ~$4.9m in 2Q19
  - HMN will annually distribute a minimum of 30% of cumulative distributable net profits as dividends based on audited annual financials.
- Exploring strategic alternatives for the Global Marine business, including a potential sale; proceeds to pay down HC2 debt

Equity Investments

HUAWEI MARINE

49% ownership

- Equity investment established in 2007 with Huawei Technologies Co., Ltd
- Provides turnkey submarine cable system solutions incorporating system design, integration and installation services

SBSS

49% ownership

- Equity investment established in 1995 with China Telecom
- China's leading provider of submarine cable installation
- Located in Shanghai and possesses a fleet of advanced purpose-built cable ships



Historical Performance



$161.9
$169.5
$194.3
$41.2
25.4%
$44.0
26.0%
$32.7
16.8 %
2016A
2017A
2018A
Adjusted EBITDA
Revenue



All data as of March 31, 2019 unless otherwise noted

© 2019 HC2 Holdings, Inc.

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Energy: American Natural Gas (ANG) First Quarter Update  1Q19 Net (Loss) of ($0.6)m vs. ($0.7)m in 1Q18  1Q19 Adjusted EBITDA: $1.0m vs. $0.7m in 1Q18  Delivered 3.2m Gasoline Gallon Equivalents (GGEs) in 1Q19 vs. 3.0m GGEs in 1Q18; 11.8m GGEs in 2018 vs. 11.1m GGEs in 2017  Seek to increase existing station utilization  Continued focus on business development and marketing efforts to drive organic sales  Develop preferred fueling agreements with new and existing customers to ramp volumes and continue to increase flow of Renewable Natural Gas (RNG) through ANG stations  ~42 stations currently owned or operated or under development vs. two stations at time of initial investments (3Q14) Historical Performance Adjusted EBITDA Revenue $20.7 $16.4 $5.5 $6.4 $2.9 $2.5 39.1% 17.7% 26.6% 2016A 2017A 2018A All data as of March 31, 2019 unless otherwise noted © 2 0 1 9 H C 2 H O L D I N G S , I NC. 19

Telecommunications: PTGi-ICS First Quarter Update  1Q19 Net Income: $0.6m vs. $1.1m in 1Q18  1Q19 Adjusted EBITDA: $0.8m vs. $1.1m for 1Q18  ICS Group acquired Go2Tel.com Inc. a well-established VoIP carrier that offers high-quality termination services, primarily in Latin America, South America and the Caribbean region Historical Performance Adjusted EBITDA Revenue $793.6 $735.0 $701.9 $6.9 $5.6 $5.3 0.8% 1.0% 0.7% 2016A 2017A 2018A All data as of March 31, 2019 unless otherwise noted © 2 0 1 9 H C 2 H O L D I N G S , I NC. 20

Reconciliations

Reconciliation of U.S. GAAP Net Income (Loss) to Adjusted EBITDA Three Months Ended March 31, 2019

(in millions)

Three Months Ended March 31, 2019	Core Operating Subsidiaries				Early Stage & Other			Non-operating Corporate	Total HC2
	Construction	Marine	Energy	Telecom	Life Sciences	Broadcasting	Other & Elimination		
Net (loss) attributable to HC2 Holdings, Inc.									$ (2.8)
Less: Net Income attributable to HC2 Holdings Insurance Segment									33.8
Less: Consolidating eliminations attributable to HC2 Holdings Insurance segment									(2.3)
Net Income (loss) attributable to HC2 Holdings, Inc., excluding Insurance Segment	$ 2.1	$ (6.4)	$ (0.6)	$ 0.6	$ (2.6)	$ (4.4)	$ 0.6	$ (23.6)	$ (34.3)
Adjustments to reconcile net income (loss) to Adjusted EBITDA:									
Depreciation and amortization	3.9	6.6	1.4	0.1	-	1.4	-	-	13.4
Depreciation and amortization (included in cost of revenue)	2.1	-	-	-	-	-	-	-	2.1
Amortization of equity method fair value adjustment at acquisition	-	(0.4)	-	-	-	-	-	-	(0.4)
Other operating (income) expenses	(0.1)	0.6	-	-	-	(0.9)	-	-	(0.4)
Interest expense	2.5	1.1	0.4	-	-	1.6	-	16.7	22.3
Other (income) expense, net	-	-	0.1	-	-	0.1	(0.6)	(2.7)	(3.1)
Foreign currency (gain) loss (included in cost of revenue)	-	0.1	-	-	-	-	-	-	0.1
Income tax (benefit) expense	1.0	-	-	-	-	-	-	2.3	3.3
Noncontrolling interest	0.1	(2.4)	(0.3)	-	(0.3)	(0.6)	-	-	(3.5)
Bonus to be settled in equity	-	-	-	-	-	-	-	-	-
Share-based payment expense	-	0.4	-	-	-	0.2	-	1.1	1.7
Non-recurring items	-	-	-	-	-	-	-	-	-
Acquisition and disposition costs	0.8	0.5	-	0.1	-	0.1	-	0.1	1.6
Adjusted EBITDA	**$ 12.4**	**$ 0.1**	**$ 1.0**	**$ 0.8**	**$ (2.9)**	**$ (2.5)**	**$ -**	**$ (6.1)**	**$ 2.8**
Total Core Operating Subsidiaries	**$ 14.3**								

© 2019 HC2 Holdings, Inc.

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Reconciliation of U.S. GAAP Net Income (Loss) to Adjusted EBITDA Three Months Ended March 31, 2018

(in millions)

Three Months Ended March 31, 2018

	Core Operating Subsidiaries				Early Stage & Other				
	Construction	Marine	Energy	Telecom	Life Sciences	Broadcasting	Other & Elimination	Non-operating Corporate	Total HC2
Net (loss) attributable to HC2 Holdings, Inc.									$ (35.0)
Less: Net Income attributable to HC2 Holdings Insurance Segment									1.2
Less: Consolidating eliminations attributable to HC2 Holdings Insurance segment									(2.0)
Net Income (loss) attributable to HC2 Holdings, Inc., excluding Insurance Segment	$ 3.5	$ (6.3)	$ (0.7)	$ 1.1	$ (3.9)	$ (12.7)	$ (0.1)	$ (15.1)	$ (34.2)
<u>*Adjustments to reconcile net income (loss) to Adjusted EBITDA:*</u>									
Depreciation and amortization	1.5	6.9	1.3	0.1	0.1	0.7	-	-	10.6
Depreciation and amortization (included in cost of revenue)	1.6	-	-	-	-	-	-	-	1.6
Amortization of equity method fair value adjustment at acquisition	-	(0.4)	-	-	-	-	-	-	(0.4)
Other operating (income) expenses	0.4	(2.6)	-	-	-	-	-	-	(2.2)
Interest expense	0.4	1.2	0.3	-	-	5.7	-	11.7	19.3
Other (income) expense, net	0.1	0.9	0.1	(0.1)	-	(0.1)	-	(0.7)	0.2
Foreign currency (gain) loss (included in cost of revenue)	-	(0.1)	-	-	-	-	-	-	(0.1)
Income tax (benefit) expense	1.8	-	-	-	-	-	-	(3.3)	(1.5)
Noncontrolling interest	0.3	(2.4)	(0.3)	-	(0.8)	(0.6)	(0.1)	-	(3.9)
Bonus to be settled in equity	-	-	-	-	-	-	-	0.2	0.2
Share-based payment expense	-	0.4	-	-	0.1	0.3	-	0.3	1.1
Non-recurring items	-	-	-	-	-	-	-	-	-
Acquisition and disposition costs	0.4	-	-	-	0.2	1.6	-	0.2	2.4
Adjusted EBITDA	**$ 10.0**	**$ (2.4)**	**$ 0.7**	**$ 1.1**	**$ (4.3)**	**$ (5.1)**	**$ (0.2)**	**$ (6.7)**	**$ (6.9)**
Total Core Operating Subsidiaries	**$ 9.4**								

© 2019 HC2 Holdings, Inc.

23

Reconciliation of U.S. GAAP Net Income (Loss) to Adjusted EBITDA
Full Year Ended December 31, 2018

(in millions)

Year Ended December 31, 2018

	Core Operating Subsidiaries				Early Stage & Other				
	Construction	Marine	Energy	Telecom	Life Sciences	Broadcasting	Other & Elimination	Non-operating Corporate	Total HC2
Net Income attributable to HC2 Holdings, Inc.									$ 162.0
Less: Net Income attributable to HC2 Holdings Insurance Segment									165.2
Less: Consolidating eliminations attributable to HC2 Holdings Insurance segment									19.2
Net Income (loss) attributable to HC2 Holdings, Inc., excluding Insurance Segment	$ 27.7	$ 0.3	$ (0.9)	$ 4.6	$ 65.2	$ (34.5)	$ (2.9)	$ (81.9)	$ (22.4)
Adjustments to reconcile net income (loss) to Adjusted EBITDA:									
Depreciation and amortization	7.4	27.2	5.5	0.3	0.2	3.3	0.1	0.1	44.1
Depreciation and amortization (included in cost of revenue)	7.0	-	-	-	-	-	-	-	7.0
Amortization of equity method fair value adjustment at acquisition	-	(1.5)	-	-	-	-	-	-	(1.5)
Asset impairment expense	-	-	0.7	-	-	0.3	-	-	1.0
(Gain) loss on sale or disposal of assets	(0.2)	(0.7)	(0.2)	-	-	-	-	-	(1.1)
Interest expense	2.6	4.8	1.6	-	-	9.5	-	57.1	75.6
Loss on early extinguishment or restructuring of debt	-	-	-	-	-	2.6	-	2.5	5.1
Net loss (gain) on contingent consideration	-	0.8	-	-	-	-	-	-	0.8
Other (income) expense, net	(2.6)	(1.8)	0.3	0.1	-	1.5	4.6	(4.8)	(2.7)
Gain on sale and deconsolidation of subsidiary	-	-	-	-	(102.1)	-	(1.6)	-	(103.7)
Foreign currency (gain) loss (included in cost of revenue)	-	0.1	-	-	-	-	-	-	0.1
Income tax (benefit) expense	11.9	0.2	(1.1)	-	-	(1.0)	(1.6)	(6.6)	1.8
Noncontrolling interest	2.2	-	(0.4)	-	19.1	(1.9)	(1.1)	-	17.9
Bonus to be settled in equity	-	-	-	-	-	-	-	2.0	2.0
Share-based payment expense	-	1.9	-	-	0.2	1.6	0.3	5.0	9.0
Non-recurring items	-	-	-	-	-	-	-	-	-
Acquisition and disposition costs	4.9	1.4	-	0.3	2.5	1.7	-	0.7	11.5
Adjusted EBITDA	**$ 60.9**	**$ 32.7**	**$ 5.5**	**$ 5.3**	**$ (14.9)**	**$ (16.9)**	**$ (2.2)**	**$ (25.9)**	**$ 44.5**
Total Core Operating Subsidiaries	**$ 104.4**								

Note: Numbers may not foot due to rounding.

© 2019 HC2 HOLDINGS, INC.
24

Reconciliation of U.S. GAAP Net Income (Loss) to Adjusted EBITDA Full Year Ended December 31, 2017 (in millions) Year Ended December 31, 2017 Core Operating Subsidiaries Early Stage & Other Non- Life Other & operating Total HC2 Construction Marine Energy Telecom Sciences Broadcasting Elimination Corporate Net (loss) attributable to HC2 Holdings, Inc. $ (46.9) Less: Net Incom e attributable to HC2 Holdings Insurance segm ent 7.1 Less: Consolidating elim inations attributable to HC2 Holdings - Insurance segm ent Net Income (loss) attributable to HC2 Holdings, Inc., excluding $ 23.6 $ 15.2 $ (0.5) $ 6.2 $ (18.1) $ (4.9) $ (13.1) $ (62.3) $ (54.0) Insurance Segment Adjustments to reconcile net income (loss) to Adjusted EBITDA: Depreciation and amortization 5.6 22.9 5.1 0.4 0.2 0.3 1.2 0.1 35.7 Depreciation and amortization (included in cost of revenue) 5.3 - - - - - - - 5.3 Amortization of equity method fair value adjustment at acquisition - (1.6) - - - - - - (1.6) Asset impairment expense - - - - - - 1.8 - 1.8 (Gain) loss on sale or disposal of assets 0.3 (3.5) 0.2 0.2 - - - - (2.8) Lease termination costs - 0.2 - - - - - - 0.3 Interest expense 1.0 4.4 1.2 - - 2.0 2.4 44.1 55.1 Gain on contingent consideration - - - - - - - (11.4) (11.4) Other (income) expense, net - 2.7 1.5 0.1 - - 6.5 (0.1) 10.7 Foreign currency gain (included in cost of revenue) - (0.1) - - - - - - (0.1) Income tax (benefit) expense 10.7 0.2 (4.2) - (0.8) (1.8) 0.7 (10.2) (5.5) Noncontrolling interest 1.9 0.3 (0.7) - (3.9) 0.8 (1.9) - (3.6) Bonus to be settled in equity - - - - - - - 4.1 4.1 Share-based payment expense - 1.5 0.4 - 0.3 0.2 0.1 2.8 5.2 Non-recurring items - - - - - - - - - Acquisition and disposition costs 3.3 1.8 - - - 2.6 - 3.8 11.5 Adjusted EBITDA $ 51.6 $ 44.0 $ 2.9 $ 6.9 $ (22.4) $ (0.8) $ (2.3) $ (29.2) $ 50.8 Total Core Operating Subsidiaries $ 105.5 Note: Numbers may not foot due to rounding. © 2 0 1 9 H C 2 H O L D I N G S , I NC. 25

Reconciliation of U.S. GAAP Net Income (Loss) to Adjusted EBITDA
Full Year Ended December 31, 2016

(in millions)

Year Ended December 31, 2016

	Core Operating Subsidiaries				Early Stage & Other			
	Construction	**Marine**	**Energy**	**Telecom**	**Life Sciences**	**Other & Elimination**	**Non-operating Corporate**	**Total HC2**
Net (loss) attributable to HC2 Holdings, Inc.								$ (94.5)
Less: Net (loss) attributable to HC2 Holdings Insurance segment								(14.0)
Net Income (loss) attributable to HC2 Holdings, Inc., excluding Insurance Segment	$ 28.0	$ 17.4	$ 0.0	$ 1.4	$ (7.6)	$ (24.8)	$ (95.0)	$ (80.5)
Adjustments to reconcile net income (loss) to Adjusted EBITDA:								
Depreciation and amortization	1.9	22.0	2.2	0.5	0.1	1.5	0.0	28.3
Depreciation and amortization (included in cost of revenue)	4.4	-	-	-	-	-	-	4.4
Amortization of equity method fair value adjustment at acquisition	-	(1.4)	-	-	-	-	-	(1.4)
(Gain) loss on sale or disposal of assets	1.7	(0.0)	-	0.7	-	-	-	2.4
Lease termination costs	-	-	-	0.2	-	-	-	0.2
Interest expense	1.2	4.8	0.2	-	-	1.2	36.0	43.4
Net loss (gain) on contingent consideration	-	(2.5)	-	-	-	-	11.4	8.9
Other (income) expense, net	(0.2)	(2.4)	(0.0)	(0.1)	(3.2)	10.0	(1.3)	2.8
Foreign currency gain (included in cost of revenue)	-	(1.1)	-	-	-	-	-	(1.1)
Income tax (benefit) expense	18.7	1.4	(0.5)	2.8	1.6	3.3	11.2	38.4
Noncontrolling interest	1.8	1.0	(0.0)	-	(3.1)	(2.6)	-	(2.9)
Bonus to be settled in equity	-	-	-	-	-	-	2.5	2.5
Share-based payment expense	-	1.7	0.6	-	0.3	0.3	5.5	8.3
Non-recurring items	-	-	-	-	-	-	1.5	1.5
Acquisition and disposition costs	2.3	0.3	0.0	0.0	-	-	2.3	4.9
Adjusted EBITDA	**$ 59.9**	**$ 41.2**	**$ 2.5**	**$ 5.6**	**$ (12.0)**	**$ (11.2)**	**$ (25.7)**	**$ 60.2**
Total Core Operating Subsidiaries	**$ 109.1**							

Note: Numbers may not foot due to rounding.

© 2019 HC2 Holdings, Inc.

26

Reconciliation of U.S. GAAP Net Income (Loss) to Insurance Adjusted Operating Income (in millions) Adjusted Operating Income - Insurance ("Insurance AOI") Three Months Ended March 31, 2019 2018 Net Income $ 33.8 $ 1.2 Effect of inv estment (gains) (6.0) (2.5) Acquisition costs 0.2 0.3 Insurance AOI $ 28.0 $ (1.0) Addback: Tax expense (benefit) 0.7 3.2 Pre-tax Insurance AOI $ 28.7 $ 2.2 © 2 0 1 9 H C 2 H O L D I N G S , I NC. 27

HC2 HOLDINGS, INC. i r @ h c 2 . c o m • 2 1 2 . 2 3 5 . 2 6 9 1 • 4 5 0 P a r k A v e n u e , 3 0 th F l o o r , N e w Y o r k , N Y 1 0 0 2 2 © HC2 Holdings, Inc. 2019 May 2019